                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1996                 /s/  J.G. Breen
                                        ---------------------------------------
                                        J.G. Breen
                                        Chairman of the Board and Chief
                                        Executive Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1996                 /s/  T.A. Commes
                                        ----------------------------------------
                                        T.A. Commes
                                        President and Chief Operating
                                        Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1996         /s/  L.J. Pitorak
                                --------------------------------------------
                                L.J. Pitorak
                                Senior Vice President - Finance, Treasurer
                                and Chief Financial Officer

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1996         /s/  J.L. Ault
                                ---------------------------------------
                                J.L. Ault
                                Vice President - Corporate Controller

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.


Date:  January 21, 1996                 /s/  J.M. Biggar
                                        ---------------------------------------
                                        J.M. Biggar
                                        Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1996         /s/ Leigh Carter
                                ----------------------------------------
                                L. Carter
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  February 1, 1996         /s/  D.E. Collins
                                ------------------------------------------
                                D.E. Collins
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 21, 1996         /s/  D.E. Evans
                                ------------------------------------------
                                D.E. Evans
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 22, 1996         /s/  R.W. Mahoney
                                -----------------------------------------
                                R.W. Mahoney
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 21, 1996         /s/  W.G. Mitchell
                                -----------------------------------------
                                W.G. Mitchell
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 21, 1996         /s/  A.M. Mixon
                                -------------------------------------------
                                A.M. Mixon
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 24, 1996         /s/  H.O. Petrauskas
                                ------------------------------------------
                                H.O. Petrauskas
                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 24, 1996         /s/  R.K. Smucker
                                ----------------------------------------
                                R.K. Smucker
                                Director